UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 6, 2014 (May 1, 2014)
Date of Report (Date of earliest event reported)

HCP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

3760 Kilroy Airport Way

Suite 300

Long Beach, California 90806

(Address of principal executive offices) (Zip Code)

(562) 733-5100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(e)           On May 1, 2014, the stockholders of HCP, Inc. (the “Company”), a Maryland corporation, approved the adoption of the Company’s 2014 Performance Incentive Plan (the “2014 Plan”).  The 2014 Plan is an important attraction, retention and motivation tool for its participants through the grant of performance-based compensation that promotes long-term stockholder value and the alignment of pay and performance.

A summary of the 2014 Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 20, 2014 (the “Definitive Proxy Statement”), under the section entitled “Summary Description of the 2014 Plan” beginning on page 43.  The summary of the 2014 Plan in the Definitive Proxy Statement is qualified in its entirety by reference to the full text of the 2014 Plan, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item  5.07                                        Submission of Matters to a Vote of Security Holders.

The Company held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”) on May 1, 2014.  At the Annual Meeting there were present, in person or by proxy, 415,240,228 shares of the Company’s common stock, which represented approximately 90.66% of the shares entitled to vote and constituted a quorum.

Set forth below are the voting results of the four proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s Definitive Proxy Statement.

Proposal 1.  All of the nominees listed below were elected to the Board of Directors of the Company and each received the affirmative vote of a majority of the votes cast at the Annual Meeting.

	For	Against	Abstain	Broker Non- Votes	% of Votes Supporting
Brian G. Cartwright	357,599,765	15,276,165	595,009	41,769,289	95.90%
Christine N. Garvey	358,664,356	14,226,174	580,409	41,769,289	96.18%
David B. Henry	354,817,665	18,072,259	581,015	41,769,289	95.15%
Lauralee E. Martin	371,183,467	1,710,075	577,397	41,769,289	99.54%
Michael D. McKee	353,300,786	19,564,200	605,953	41,769,289	94.75%
Peter L. Rhein	352,401,657	20,472,817	596,465	41,769,289	94.51%
Joseph P. Sullivan	355,042,688	17,838,939	589,312	41,769,289	95.22%

Proposal 2.  The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was approved at the Annual Meeting.

For	Against	Abstain	Broker Non-Votes	% of Votes Supporting
406,928,220	7,606,251	705,757	N/A	98.17%

Proposal 3.  The advisory vote to approve executive compensation was approved at the Annual Meeting.

For	Against	Abstain	Broker Non-Votes	% of Votes Supporting
260,151,975	112,223,993	1,094,971	41,769,289	69.86%

Proposal 4.  The HCP, Inc. 2014 Performance Incentive Plan was approved at the Annual Meeting.

For	Against	Abstain	Broker Non-Votes	% of Votes Supporting
353,883,264	18,570,309	1,017,366	41,769,289	94.76%

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	HCP, Inc. 2014 Performance Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 6, 2014

HCP, Inc.

By:	/s/ Timothy M. Schoen
Timothy M. Schoen
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	HCP, Inc. 2014 Performance Incentive Plan